EXHIBIT 10.2

Execution Copy

AMENDMENT NUMBER TWO TO MASTER REPURCHASE AGREEMENT

This Amendment Number Two to Master Repurchase Agreement (this “Amendment”) is dated as of September 29, 2006, by and among HOMEBANC CORP., a Georgia corporation, and HOMEBANC MORTGAGE CORPORATION, a Delaware corporation, as sellers (each, a “Seller” and collectively, the “Sellers”) and LIQUID FUNDING, LTD., a Bermuda exempted company with limited liability, as buyer (the “Buyer”).

WITNESSETH

WHEREAS, the parties hereto have entered into that certain Master Repurchase Agreement dated as of March 27, 2006, as previously amended by Amendment Number One to Master Repurchase Agreement dated as of May 31, 2006 (the “Repurchase Agreement”); and

WHEREAS, the parties hereto desire to further amend the Repurchase Agreement as specified herein;

NOW THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Repurchase Agreement.

Section 1.	Amendment.

(a) The Repurchase Agreement is hereby amended by deleting the fourth sentence of section (s) of Schedule 1 thereto in its entirety.

(b) The Repurchase Agreement is hereby amended by deleting section (gg) of Schedule 1 thereto in its entirety.

Section 2.       References. On and after the effective date of this Amendment, any reference in any Repurchase Document to the “Repurchase Agreement” shall mean and be a reference to the Repurchase Agreement as amended hereby.

Section 3.      Full Force and Effect. Except as specifically amended above, the Repurchase Agreement and the other Repurchase Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 4.        Counterparts; Governing Law. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT

WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Section 5.       Effectiveness. This Amendment shall become effective as of the date hereof when counterparts of this Amendment shall have been accepted and agreed to by each of the parties hereto.

                              IN WITNESS WHEREOF, the parties hereto have entered into this Amendment Number Two to Master Repurchase Agreement as of the date set forth above.

BUYER:

LIQUID FUNDING, LTD.

By:	/s/ FIONA GORES

Name: Fiona Gores

Title: Director

SELLERS:

HOMEBANC CORP.

By:	/s/ JAMES L. KRAKAU

Name: James L. Krakau

Title: Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:	./s/ JAMES L. KRAKAU

Name: James L. Krakau

Title: Senior Vice President

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